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                                                                    EXHIBIT 23.3



                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-67519, 333-67517, and 333-67507) of Infoseek
Corporation of our report dated November 18, 1998 relating to the financial statements of ESPN/Starwave Partners, which appears in the Current Report on Form 8-K/A of Infoseek Corporation dated December 8, 1998.

/s/ PricewaterhouseCoopers LLP


PRICEWATERHOUSECOOPERS LLP
Seattle, Washington
December 4, 1998